Putnam
Global
Growth Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the unrest in the Middle East, Putnam Global Growth Fund lost very little ground during the six months ended April 30, 2002. On the following pages, the report from your fund's management team will provide a full review of what has been driving fund performance, including a discussion of the reasons for the underperformance.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

This economic climate has given Putnam pause and after a lengthy review of the Putnam family of funds as well as several working sessions with Putnam Investments, your Trustees are recommending the merger of several Putnam funds. Your fund is not affected; however, it has been proposed that Putnam Global Equity Fund and Putnam Global Growth and Income Fund be merged into your fund. For more details, see page 7.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Core Team

Putnam Global Growth Fund offers investors many advantages, but two of the most fundamental are the ability to diversify through investments outside the United States and the flexibility to pursue what the team believes are the best growth opportunities without regard to industry or sector. After several difficult periods, the markets finally started to track more favorably for growth investors for the semiannual period ending April 30, 2002. The fund's absolute results for the period were flat, but would have been positive if not for the disappointing performance of a single investment (discussed in more detail later in this report) that offset positive contributions from a diverse range of sectors. This situation also caused the fund to underperform the average for its Lipper category; however, performance relative to the benchmark, the Salomon Smith Barney World Primary Markets Growth Index, was favorable.

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   0.00%  -5.73%   -0.46%  -5.43%  -0.43%  -1.43%  -0.29%  -3.78%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 9.

Much of the fund's successful performance derived from an unusual source, one that is not typically a factor in high-growth investment funds -- the consumer. A high level of consumer confidence and spending, which survived the events of September 11, made the companies that manufacture and sell products for consumer markets relatively attractive options for the portfolio. This was particularly true since the previous engines of high-quality growth -- technology and telecommunications -- suffered through yet another period of slow demand and uncertain prospects.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United States          55.9%

United Kingdom         10.6%

France                  6.4%

Japan                   5.8%

Switzerland             3.5%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


* FUND MADE CAUTIOUS RETURN TO TECHNOLOGY

Approximately one-fifth of the portfolio's assets was committed to investments in the technology and telecommunications sectors over the period. This was slightly up from the previous period, but down from a high of almost 50% in 2000. Most of this year's allocation was concentrated in technology companies. The telecommunications industry, which was at one time seen as having almost unlimited growth potential, has been reeling from a combination of falling subscriber demand, declining prices, and unsustainable debt loads. With no near-term recovery in sight for this sector, we trimmed our position substantially.

We saw more opportunity in the technology sector. We have yet to see the hoped-for recovery in corporate IT spending, but we did identify a few areas of solid opportunity in the sector. We saw the most promise in the strengthening of the market for semiconductors and, as a result, made investments in three companies that turned out to be outstanding performers. Chartered Semiconductor increased by 29% before we took profits on it. Taiwan Semiconductor was up 43% during the period, and Samsung Electronics, by far the portfolio's top performer, contributed a 120% return to the portfolio. Samsung is one of the major low-cost producers of dynamic random access memory (D-RAM) in the world, and has the added benefit of operating in South Korea, a country with a government that has made distinct efforts to rationalize its economy and stimulate growth.

We sold Chartered Semiconductor and reduced positions in the other two companies just mentioned, as values increased and we hit our price targets. Maintaining smaller positions is consistent with our strategy of limiting the portfolio's exposure to technology until we begin to see signs of a lasting recovery in the end-user markets that will be necessary to sustain long-term growth in their suppliers.

Another strong tech contributor was Thomson multimedia, which returned 21% before we sold the fund's position. Thomson multimedia manufactures consumer-electronics products, including set-top boxes for satellite broadcasting and broadband access. Although categorized as a tech company, its results were driven primarily by a consistent increase in the number of subscribers for digital set-top boxes, just one example of consumers' determination to spend on a broad range of products and services.

* CONSUMER SECTORS EMERGED AS STRONG GROWTH OPPORTUNITIES

With the decline of technology and telecommunications and the sustained strength in consumer spending, we found some of the portfolio's best investment opportunities in sectors not traditionally known for their growth characteristics -- consumer staples and consumer cyclicals. At the end of the period, these combined sectors represented 26% of the portfolio. Their returns on an absolute basis were positive and, because of our overweighted position, also performed positively relative to the benchmark.

Fund Profile

Putnam Global Growth Fund seeks capital appreciation by investing mainly in U.S. and international stocks. It targets stocks of midsized and large companies that have favorable investment potential. The fund is appropriate for investors who want broad exposure to global markets without a bias toward growth or value stocks.

The big winners were auto manufacturers, specifically foreign carmakers. Strong new product slates and the timely introduction of new models positioned several foreign carmakers to improve market share during a post-September 11 surge in car sales that featured some of the most attractive financing ever offered. German carmaker Bayerische Motoren Werke AG, better known as BMW, was up 33% on strong sales of the award winning X5 SUV and the successful introduction of the new 7 Series. Although we sold the position before the end of the period, BMW was one of the portfolio's top contributors. Two other auto manufacturers generated solid returns as well -- Honda Motor Ltd of Japan, up 25%, and PSA Peugeot Citroen SA of France (also sold before the end of the period) with a 17% increase.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B
France
Oil & gas

Philip Morris Companies, Inc.
United States
Tobacco

Citigroup, Inc.
United States
Financial

U.S. Bancorp
United States
Banking

Pfizer, Inc.
United States
Pharmaceuticals

Microsoft Corp.
United States
Software

AstraZeneca PLC
United Kingdom
Pharmaceuticals

ING Groep NV
Netherlands
Insurance

Bank of New York Company, Inc.
(The)
United States
Banking

Pharmacia Corp.
United States
Pharmaceuticals

Footnote reads:
These holdings represent 23.0% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


Other strong contributions to the fund's performance came from the larger retailers that tend to dominate consumer markets in times of economic uncertainty with their highly identifiable brand names. The portfolio held several of these names during the period, and they made strong contributions as expected. The Limited, Best Buy, and Circuit City were all among the top performers. Kraft Foods was up 22% and, because it wasn't held in the benchmark, had a major positive impact on relative performance. Harley-Davidson, one of the best-known and most highly valued brand names in the world, defied expectations that demand for pure luxury items such as motorcycles would drop after the September 11 attacks. Harley-Davidson flourished during the period, and shares were up 19%. Retail strength was not limited to North America. The specialty retailer Next PLC of the United Kingdom contributed to the portfolio's positive performance on the strength of that country's strong consumer spending. (All of these stocks except The Limited and Kraft were sold during the period.)

Travel and entertainment was also well represented with strong returns from Sabre Holdings and USA Interactive. Sabre is an electronic distributor of travel services with revenues that are almost exclusively transaction driven. The company benefited from dramatically reduced post-September 11 airfares, which increased the volume of air travel and drove up the number of transactions. Sabre's stock, which was not held in the benchmark, was up 21%. Making the second-best contribution in the portfolio for the period was USA Interactive, a company known primarily as a provider of entertainment services with name brand names such as the USA Networks, the Home Shopping Network and Ticketmaster. French media conglomerate Vivendi purchased USA Interactive in early 2002, which accounts for most of the 62% increase in the company's share price. After this purchase, we sold both positions.

The positive impact in the consumer sectors would have been even better if not for the poor performance of media giant AOL Time Warner. The company lost 31% over the six months, primarily due to a protracted downturn in the advertising market and a leveling off in the number of online subscribers. A recent high profile management change may have also unsettled investors. Fortunately, the portfolio's position in this stock was dramatically underweight compared with the benchmark during the period, and the stock was sold before the period ended. The underweighting of AOL resulted in a positive relative impact despite the holding's poor absolute performance.

* HEALTH-CARE COMPANIES OUTPERFORMED  LARGE PHARMACEUTICALS

One of the bigger trends in the fund has been the shift away from pharmaceutical companies, which had long been a staple in global growth portfolios. Five of the top ten holdings at the beginning of the period were large pharmaceutical companies. By the end of the period, that number had been reduced to three. A series of high-profile disappointments, pipeline delays, and the profit erosion caused by generic drugs have all combined to make pharmaceutical companies far less attractive as growth investments. The best-performing health-care investments in the portfolio were an HMO company, UnitedHealth Group, which was up 34%, and HCA, which buys, sells, and owns general, acute-care, and specialty hospitals and related health-care facilities. HCA was up 20%, mostly on the strength of inpatient-admissions growth and faster and better government and insurance reimbursements.

Several of the large pharmaceutical companies ranked near the bottom of the portfolio in terms of performance, results which contributed to the fund's overall flat return. However, the biggest disappointment came from Tyco International Ltd, a diversified global manufacturer and supplier of industrial products and systems in the areas of telecommunications, electronics, health care, fire safety, and security systems. The company has been successful in the past using a strategy of acquisition, but recently announced a major shift that will result in a breakup of the company, a move that unsettled investors. In addition, the company has faced difficulty in the capital markets related to its use of commercial paper. Tyco shares were down over 60% for the period, a result that was also negative versus the benchmark.

* IMPROVING GLOBAL ECONOMY MAY FAVOR GROWTH STOCKS

The economic recovery that began tentatively in United States in the first quarter gathered strength in the second quarter, and shows every sign of continuing into the second half of 2002. This positive trend is good news for other world markets, as a robust U.S. economy usually generates strength globally. The consumer sectors, which benefited from the strong levels of consumer confidence in markets around the world, should remain at the forefront of the recovery. However, as always, we continue to monitor all sectors in this improving international growth stock universe for the high-quality growth stocks your fund targets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

This fund is managed by the Putnam Global Core Team. The members of the team are Paul Warren, Omid Kamshad, Geirulv Lode, Shigeki Makino, Sandy Mehta, and Justin Scott.


NEW REPORT COVER REFLECTS CHANGE IN INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is now being managed in what we refer to as the "blend" investment style. This change provides the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of companies that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach seeks to take advantage of investment opportunities regardless of whether growth stocks or value stocks are in favor.

MERGERS PROPOSED: PUTNAM GLOBAL EQUITY FUND AND PUTNAM GLOBAL GROWTH AND INCOME FUND INTO PUTNAM GLOBAL GROWTH FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's Trustees have agreed to recommend the merger of Putnam Global Equity Fund, a blend-style fund, and Putnam Global Growth and Income Fund, a value-style fund, into Putnam Global Growth Fund. Completion of the merger is subject to a number of conditions, including approval by the shareholders of Putnam Global Equity Fund and Putnam Global Growth and Income Fund. There is no action that you need to take. Should the funds merge, you should be able to benefit from the economies of scale provided by a larger asset base.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A        Class B        Class C        Class M
(inception dates)   (9/1/67)       (4/27/92)       (2/1/99)       (3/1/95)
                   NAV    POP     NAV    CDSC     NAV   CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          0.00%  -5.73%  -0.46%  -5.43%  -0.43%  -1.43%  -0.29%  -3.78%
------------------------------------------------------------------------------
1 year          -22.31  -26.81  -22.90  -26.76  -22.90  -23.67  -22.72  -25.41
------------------------------------------------------------------------------
5 years           5.55   -0.56    1.48    0.29    1.58    1.58    2.92   -0.73
Annual average    1.09   -0.11    0.29    0.06    0.31    0.31    0.58   -0.15
------------------------------------------------------------------------------
10 years         90.39   79.47   77.61   77.61   76.58   76.58   80.89   74.62
Annual average    6.65    6.02    5.91    5.91    5.85    5.85    6.11    5.73
------------------------------------------------------------------------------
Annual average
(life of fund)    9.09    8.91    8.09    8.09    8.27    8.27    8.37    8.26
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                           Salomon Smith Barney
                           World Primary Markets        Consumer
                               Growth Index            price index
------------------------------------------------------------------------------
6 months                         -20.43%                 1.67%
------------------------------------------------------------------------------
1 year                           -28.09                  3.21
------------------------------------------------------------------------------
5 years                           70.33                 13.19
Annual average                    11.24                  2.51
------------------------------------------------------------------------------
10 years                         185.65                 30.77
Annual average                    11.07                  2.72
------------------------------------------------------------------------------
Annual average
(life of fund)                       --*                 5.07
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Inception date of this index was after the fund's inception.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/30/01         $7.07   $7.50      $6.56         $6.90    $6.89   $7.14
------------------------------------------------------------------------------
4/30/02           7.07    7.50       6.53          6.87     6.87    7.12
------------------------------------------------------------------------------

*The fund did not make any distributions during this period.


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                    Class A         Class B        Class C        Class M
(inception dates)   (9/1/67)       (4/27/92)       (2/1/99)       (3/1/95)
                   NAV    POP     NAV    CDSC     NAV   CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          7.87%   1.65%   7.55%   2.55%   7.62%   6.62%   7.64%   3.90%
------------------------------------------------------------------------------
1 year           -9.43  -14.65  -10.12  -14.61  -10.00  -10.90   -9.90  -13.06
------------------------------------------------------------------------------
5 years          13.40    6.86    9.20    7.91    9.27    9.27   10.58    6.76
Annual average    2.55    1.34    1.78    1.53    1.79    1.79    2.03    1.32
------------------------------------------------------------------------------
10 years        105.24   93.39   90.10   90.10   90.41   90.41   94.82   88.11
Annual average    7.46    6.82    6.63    6.63    6.65    6.65    6.90    6.52
------------------------------------------------------------------------------
Annual average
(life of fund)    9.26    9.07    8.25    8.25    8.44    8.44    8.53    8.42
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Salomon Smith Barney World Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries chosen for their growth orientation. It assumes reinvestment of all distributions and does not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

COMMON STOCKS (99.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Bermuda (2.1%)
-------------------------------------------------------------------------------------------------------------------
            249,400 ACE, Ltd.                                                                        $   10,853,888
            227,700 Ingersoll-Rand Co. Class A                                                           11,373,615
          2,159,000 Tyco International, Ltd.                                                             39,833,550
            115,400 XL Capital, Ltd. Class A                                                             10,887,990
                                                                                                     --------------
                                                                                                         72,949,043

Brazil (0.6%)
-------------------------------------------------------------------------------------------------------------------
            650,800 Companhia de Bebidas das Americas (AmBev) ADR                                        13,647,280
            278,200 Companhia Vale do Rio Doce (CVRD) ADR (NON)                                           7,592,078
                                                                                                      -------------
                                                                                                         21,239,358

Denmark (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,173,900 Danske Bank A/S                                                                      21,205,458

Finland (0.7%)
-------------------------------------------------------------------------------------------------------------------
            781,400 Nokia OYJ ADR                                                                        12,705,564
            354,500 UPM-Kymmene OYJ                                                                      12,391,519
                                                                                                      -------------
                                                                                                         25,097,083

France (6.4%)
-------------------------------------------------------------------------------------------------------------------
            703,700 Bouygues SA                                                                          21,237,772
          2,537,800 Havas Advertising SA                                                                 18,976,323
            435,200 Lafarge SA                                                                           41,285,148
            567,510 Sanofi-Synthelabo SA                                                                 36,325,716
            725,800 TotalFinaElf SA Class B                                                             109,981,476
                                                                                                      -------------
                                                                                                        227,806,435

Germany (3.2%)
-------------------------------------------------------------------------------------------------------------------
            225,600 Allianz AG                                                                           53,046,433
            285,800 E.On AG                                                                              14,792,066
            190,404 Muenchener Rueckversicherungs-Gesellschaft AG                                        47,172,115
                                                                                                      -------------
                                                                                                        115,010,614

Guernsey (0.2%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Amdocs, Ltd. (NON)                                                                    7,170,900

Italy (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,493,500 Autostrade SpA                                                                       12,136,357
          2,028,100 Telecom Italia SpA                                                                   10,871,336
                                                                                                      -------------
                                                                                                         23,007,693

Japan (5.8%)
-------------------------------------------------------------------------------------------------------------------
            453,500 Honda Motor Co., Ltd.                                                                20,348,680
            406,000 Murata Manufacturing Co., Ltd.                                                       25,713,017
             22,237 NTT DoCoMo, Inc.                                                                     56,298,395
                600 OMRON Corp.                                                                               9,030
            304,900 Orix Corp.                                                                           25,295,513
             21,100 Rohm Co., Ltd.                                                                        3,147,659
            128,000 SECOM Company, Ltd.                                                                   6,301,784
            350,400 Sony Corp.                                                                           18,834,307
          1,839,200 Toyota Motor Corp.                                                                   50,145,673
                                                                                                      -------------
                                                                                                        206,094,058

Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,300 Cemex SA de CV ADR                                                                      485,010
            680,100 Telefonos de Mexico SA de CV (Telmex) ADR Class L                                    25,734,984
                                                                                                      -------------
                                                                                                         26,219,994

Netherlands (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,688,200 ING Groep NV                                                                         70,958,722
            131,700 Royal Dutch Petroleum Co.                                                             6,976,534
                                                                                                      -------------
                                                                                                         77,935,256

Singapore (0.8%)
-------------------------------------------------------------------------------------------------------------------
            533,600 Flextronics International, Ltd. (NON)                                                 7,390,360
          2,764,000 Overseas-Chinese Banking Corp.                                                       19,838,781
                                                                                                      -------------
                                                                                                         27,229,141

South Korea (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,983,200 Intelligent Digital Integrated Security Co., Ltd. Class A (NON)                      21,220,240
          1,469,900 Korea Tobacco & Ginseng Corp. GDR                                                    10,289,300
            194,870 Samsung Electronics Co., Ltd.                                                        57,527,311
            142,030 SK Telecom Co., Ltd.                                                                 27,604,749
                                                                                                      -------------
                                                                                                        116,641,600

Spain (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,050,000 Altadis SA (NON)                                                                     43,290,047

Sweden (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,973,500 Telefonaktiebolaget LM Ericsson AB Class B                                            7,468,633

Switzerland (3.5%)
-------------------------------------------------------------------------------------------------------------------
            170,700 Ciba Specialty Chemicals AG                                                          13,176,176
          1,275,200 Cie Financier Richemont AG                                                           28,938,866
            212,000 Nestle SA                                                                            50,139,558
            367,760 Novartis AG                                                                          15,431,204
            250,200 Syngenta AG                                                                          15,450,167
                                                                                                      -------------
                                                                                                        123,135,971

Taiwan (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,764,000 Taiwan Semiconductor Manufacturing Co. Ltd. (NON)                                    14,528,720

United Kingdom (10.6%)
-------------------------------------------------------------------------------------------------------------------
          1,321,300 Abbey National PLC (NON)                                                             21,006,096
          1,555,400 AstraZeneca PLC (NON)                                                                72,868,903
          4,969,300 BAE Systems PLC (NON)                                                                25,272,011
          5,002,300 BHP Billiton PLC                                                                     26,751,920
          1,422,700 Diageo PLC                                                                           18,886,473
          8,779,200 Dixons Group PLC                                                                     29,072,207
          2,218,700 P&O Princess Cruises PLC (NON)                                                       14,936,874
          1,633,800 Rio Tinto PLC (NON)                                                                  30,354,860
          7,258,000 Shell Transport & Trading Co. PLC (NON)                                              51,665,507
          1,639,300 South African Breweries PLC (NON)                                                    13,257,773
            689,600 Standard Chartered PLC (NON)                                                          8,491,279
          3,280,000 Tesco PLC (NON)                                                                      12,570,390
         14,379,792 Vodafone Group PLC (NON)                                                             23,206,813
          2,580,800 WPP Group PLC (NON)                                                                  27,378,200
                                                                                                      -------------
                                                                                                        375,719,306

United States (55.9%)
-------------------------------------------------------------------------------------------------------------------
            859,300 American Express Co.                                                                 35,239,893
            121,112 American International Group, Inc.                                                    8,371,261
            230,800 Automatic Data Processing, Inc.                                                      11,733,872
          1,752,200 Bank of New York Company, Inc. (The)                                                 64,112,998
            170,600 Capital One Financial Corp.                                                          10,217,234
            341,300 Cardinal Health, Inc.                                                                23,635,025
            734,500 Carnival Corp.                                                                       24,466,195
          2,066,000 Citigroup, Inc.                                                                      89,457,800
            470,600 Clear Channel Communications, Inc. (NON)                                             22,094,670
            390,100 Colgate-Palmolive Co.                                                                20,679,201
            844,800 Comcast Corp. Class A (NON)                                                          22,598,400
            874,400 Comerica, Inc.                                                                       54,956,040
                700 Compaq Computer Corp.                                                                     7,105
            486,100 CVS Corp.                                                                            16,274,628
            986,500 Dell Computer Corp. (NON)                                                            25,984,410
            767,500 Edison International (NON)                                                           13,930,125
            176,900 EMC Corp. (NON)                                                                       1,616,866
            715,600 Emerson Electric Co.                                                                 38,205,884
            471,700 Entergy Corp.                                                                        21,886,880
            103,600 Equifax, Inc.                                                                         2,830,352
            629,300 Equity Office Properties Trust (R)                                                   18,016,859
            508,300 Estee Lauder Companies, Inc. (The) Class A                                           18,375,045
          1,119,200 Exxon Mobil Corp.                                                                    44,958,264
            252,726 Fannie Mae                                                                           19,947,663
            360,700 Federated Investors, Inc.                                                            11,564,042
             74,800 Fortune Brands, Inc.                                                                  3,909,048
            475,000 FPL Group, Inc.                                                                      30,157,750
            372,000 Franklin Resources, Inc.                                                             15,586,800
            628,800 Freddie Mac                                                                          41,092,080
            944,359 General Electric Co.                                                                 29,794,526
            393,600 GlobalSantaFe Corp.                                                                  13,811,424
            261,000 Goldman Sachs Group, Inc. (The)                                                      20,553,750
            643,000 HCA, Inc.                                                                            30,728,970
          1,129,200 Hewlett-Packard Co.                                                                  19,309,320
            146,800 IBM Corp.                                                                            12,295,968
            504,200 Intel Corp.                                                                          14,425,162
            314,000 International Game Technology (NON)                                                  19,766,300
          1,239,700 Interpublic Group of Companies, Inc.                                                 38,281,936
            300,100 Jones Apparel Group, Inc. (NON)                                                      11,688,895
              6,400 Kohl's Corp. (NON)                                                                      471,680
          1,338,100 KPMG Consulting, Inc. (NON)                                                          23,416,750
          1,025,800 Kraft Foods, Inc. Class A                                                            42,098,832
            280,500 Lexmark International, Inc. (NON)                                                    16,768,290
            345,400 Lilly (Eli) & Co.                                                                    22,813,670
          2,789,700 Limited, Inc. (The)                                                                  53,450,652
            250,800 M&T Bank Corp.                                                                       21,413,304
             18,900 Maxim Integrated Products, Inc. (NON)                                                   941,220
          1,055,400 MBNA Corp.                                                                           37,413,930
             95,300 McKesson Corp.                                                                        3,849,167
            320,200 MedImmune, Inc. (NON)                                                                10,694,680
            606,100 Medtronic, Inc.                                                                      27,086,609
             82,400 Merrill Lynch & Company, Inc.                                                         3,455,856
          1,428,800 Microsoft Corp. (NON)                                                                74,669,088
             21,500 Moody's Corp.                                                                           936,970
             63,500 NCR Corp. (NON)                                                                       2,467,610
            445,800 Network Associates, Inc. (NON)                                                        7,912,950
            670,100 Office Depot, Inc. (NON)                                                             12,825,714
            318,600 Omnicom Group, Inc.                                                                  27,794,664
            709,700 Oracle Corp. (NON)                                                                    7,125,388
          2,184,400 Pfizer, Inc.                                                                         79,402,940
            445,500 PG&E Corp. (NON)                                                                     10,469,250
          1,460,500 Pharmacia Corp.                                                                      60,216,415
          1,965,800 Philip Morris Companies, Inc.                                                       106,998,494
            447,800 Rational Software Corp. (NON)                                                         6,524,446
            519,500 Reliant Energy, Inc.                                                                 13,184,910
          2,472,000 Rite Aid Corp. (NON)                                                                  7,836,240
            585,000 Sabre Holdings Corp. (NON)                                                           27,202,500
          1,341,100 Sanmina Corp. (NON)                                                                  13,947,440
            727,500 SBC Communications, Inc.                                                             22,596,150
            793,600 Schering-Plough Corp.                                                                21,665,280
            915,200 ServiceMaster Co. (The)                                                              12,812,800
            381,500 Siebel Systems, Inc. (NON)                                                            9,228,485
          1,096,600 Stilwell Financial, Inc.                                                             23,423,376
             44,300 Symantec Corp. (NON)                                                                  1,568,663
            254,400 SYSCO Corp.                                                                           7,380,144
            334,600 TJX Companies, Inc. (The)                                                            14,581,868
          3,712,000 U.S. Bancorp                                                                         87,974,400
            307,000 UnitedHealth Group, Inc.                                                             26,957,670
          1,419,500 Walt Disney Co. (The)                                                                32,904,010
          1,867,700 Waste Management, Inc.                                                               49,195,216
            384,000 Wells Fargo & Co.                                                                    19,641,600
            220,200 Wyeth                                                                                12,551,400
                                                                                                     --------------
                                                                                                      1,988,433,362
                                                                                                     --------------
                    Total Common Stocks (cost $3,483,335,364)                                        $3,520,182,672

SHORT-TERM INVESTMENTS (3.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        36,595,380 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92% and due dates ranging
                    from May 1, 2002 to June 24, 2002 (d)                                            $   36,575,604
         77,474,000 Interest in $750,000,000 joint tri-party repurchase agreement dated
                    April 30, 2002 with S.B.C. Warburg, Inc. due May 1, 2002 with respect to various U.S. Government obligations -- maturity value
                    of $77,478,132 for an effective yield of 1.92%                                       77,474,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $114,049,604)                                 $  114,049,604
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,597,384,968) (b)                                      $3,634,232,276
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,554,300,232.

  (b) The aggregate identified cost on a tax basis is $3,701,096,836, resulting in gross unrealized appreciation and depreciation of $99,815,478 and $166,680,038, respectively, or net unrealized depreciation of $66,864,560.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $34,788,857 of securities
on loan (identified cost $3,597,384,968) (Note 1)                            $3,634,232,276
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,189)                                                        1,028
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         5,824,771
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           15,169,742
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  362,896,768
-------------------------------------------------------------------------------------------
Total assets                                                                  4,018,124,585

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,192,198
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                406,898,572
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       10,041,080
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,897,374
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,361,190
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       259,702
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         15,344
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,112,452
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               36,575,604
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              470,837
-------------------------------------------------------------------------------------------
Total liabilities                                                               463,824,353
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,554,300,232

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,646,143,656
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (4,239,176)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (2,124,511,856)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                36,907,608
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,554,300,232

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,731,264,374 divided by 386,155,980 shares)                                        $7.07
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.07)*                                $7.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($554,408,233 divided by 84,862,792 shares)**                                         $6.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($38,851,577 divided by 5,653,310 shares)**                                           $6.87
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,186,532 divided by 4,685,061 shares)                                             $6.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.87)*                                $7.12
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($197,589,516 divided by 27,140,614 shares)                                           $7.28
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,525,467)                                  $  19,474,473
-------------------------------------------------------------------------------------------
Interest                                                                            244,622
-------------------------------------------------------------------------------------------
Securities lending                                                                  208,210
-------------------------------------------------------------------------------------------
Total investment income                                                          19,927,305

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,531,757
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,394,184
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,307
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     22,881
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,664,583
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,330,958
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               223,984
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               140,281
-------------------------------------------------------------------------------------------
Other                                                                             1,602,038
-------------------------------------------------------------------------------------------
Total expenses                                                                   25,923,973
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,899,880)
-------------------------------------------------------------------------------------------
Net expenses                                                                     24,024,093
-------------------------------------------------------------------------------------------
Net investment loss                                                              (4,096,788)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (259,677,106)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (549,012)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              93,293
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                    281,032,981
-------------------------------------------------------------------------------------------
Net gain on investments                                                          20,900,156
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  16,803,368
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                               $    (4,096,788)      $   (15,445,970)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (260,226,118)       (1,771,214,019)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      281,126,274        (1,535,951,710)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             16,803,368        (3,322,611,699)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --          (772,478,093)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (259,086,479)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (11,651,643)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (11,879,980)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (37,638,982)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (556,092)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (186,512)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (8,388)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (8,552)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (27,096)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (381,318,422)          499,542,055
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (364,515,054)       (3,916,591,461)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,918,815,286         7,835,406,747
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $4,239,176 and $142,388, respectively)                          $3,554,300,232        $3,918,815,286
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.07       $15.01       $15.07       $11.01       $12.00       $11.10
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)      (.01)        (.11)        (.05)          --(d)       .04
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --        (5.85)        1.86         4.48         1.23         1.68
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --        (5.86)        1.75         4.43         1.23         1.72
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.05)        (.26)        (.27)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.08)       (1.81)        (.32)       (1.96)        (.55)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.08)       (1.81)        (.37)       (2.22)        (.82)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.07        $7.07       $15.01       $15.07       $11.01       $12.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    --*      (43.55)        9.76        41.04        13.02        16.40
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,731,264   $2,917,101   $5,574,968   $4,254,993   $2,882,999   $2,628,933
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .60*        1.15         1.07         1.10         1.18         1.24
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.04)*       (.12)        (.63)        (.39)        (.01)         .31
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                118.91*      196.14       156.94       165.64       162.35       154.98
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.56       $14.20       $14.43       $10.59       $11.62       $10.78
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.08)        (.23)        (.14)        (.08)        (.05)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --        (5.48)        1.81         4.30         1.18         1.64
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.03)       (5.56)        1.58         4.16         1.10         1.59
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.17)        (.20)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.08)       (1.81)        (.32)       (1.96)        (.55)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.08)       (1.81)        (.32)       (2.13)        (.75)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.53        $6.56       $14.20       $14.43       $10.59       $11.62
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (0.46)*     (43.98)        8.95        40.00        12.13        15.54
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $554,408     $715,374   $1,812,161   $2,072,050   $1,732,139   $1,664,215
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97*        1.90         1.82         1.85         1.93         1.99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.43)*       (.89)       (1.39)       (1.14)        (.75)        (.45)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                118.91*      196.14       156.94       165.64       162.35       154.98
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                            For the period
Per-share                            April 30                          February 1, 1999+
operating performance               (Unaudited)   Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.90       $14.80       $14.98       $12.97
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.08)        (.22)        (.10)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --        (5.74)        1.85         2.11
----------------------------------------------------------------------------------------
Total from
investment operations                   (.03)       (5.82)        1.63         2.01
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.08)       (1.81)          --
----------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.08)       (1.81)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.87        $6.90       $14.80       $14.98
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (0.43)*     (43.95)        8.95        15.50*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,852      $45,752      $83,669      $19,269
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97*        1.90         1.82         1.38*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.42)*       (.86)       (1.34)        (.83)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                118.91*      196.14       156.94       165.64
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.89       $14.75       $14.90       $10.90       $11.90       $11.05
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.06)        (.19)        (.11)        (.06)        (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --        (5.72)        1.85         4.43         1.22         1.66
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)       (5.78)        1.66         4.32         1.16         1.64
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.20)        (.24)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.08)       (1.81)        (.32)       (1.96)        (.55)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.08)       (1.81)        (.32)       (2.16)        (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.87        $6.89       $14.75       $14.90       $10.90       $11.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (0.29)*     (43.80)        9.22        40.34        12.48        15.72
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,187      $38,922      $85,217      $76,537      $50,700      $43,662
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85*        1.65         1.57         1.60         1.68         1.74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.30)*       (.63)       (1.13)        (.89)        (.50)        (.21)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                118.91*      196.14       156.94       165.64       162.35       154.98
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.27       $15.33       $15.32       $11.20       $12.17       $11.24
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .01         (.07)        (.02)         .03          .08
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --        (5.99)        1.89         4.54         1.25         1.70
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01        (5.98)        1.82         4.52         1.28         1.78
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.08)        (.29)        (.30)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.08)       (1.81)        (.32)       (1.96)        (.55)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.08)       (1.81)        (.40)       (2.25)        (.85)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.28        $7.27       $15.33       $15.32       $11.20       $12.17
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  0.14*      (43.40)       10.08        41.19        13.35        16.75
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $197,590     $201,666     $279,392     $245,711      $62,367      $47,000
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .47*         .90          .82          .85          .93          .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .09*         .14         (.38)        (.13)         .24          .69
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                118.91*      196.14       156.94       165.64       162.35       154.98
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $34,788,857. The fund received cash collateral of $36,575,604 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $1,760,716,000 available to offset future net capital gain, if any, which will expire on October 31, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifi cations are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2002, the fund's expenses were reduced by $1,899,880 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,536 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $140,436 and $1,708 from the sale of class A and class M shares, respectively, and received $674,055 and $3,320 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $26,059 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,558,543,387 and $4,943,874,563, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,100,727       $ 444,510,633
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            60,100,727         444,510,633

Shares repurchased                         (86,388,541)       (641,066,864)
---------------------------------------------------------------------------
Net decrease                               (26,287,814)      $(196,556,231)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                126,940,275     $ 1,175,584,116
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            70,234,786         735,358,098
---------------------------------------------------------------------------
                                           197,175,061       1,910,942,214

Shares repurchased                        (156,042,906)     (1,390,554,804)
---------------------------------------------------------------------------
Net increase                                41,132,155     $   520,387,410
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,009,552       $  34,365,297
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,009,552          34,365,297

Shares repurchased                         (29,240,828)       (200,527,647)
---------------------------------------------------------------------------
Net decrease                               (24,231,276)      $(166,162,350)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,455,271       $ 162,014,256
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            24,773,428         242,284,238
---------------------------------------------------------------------------
                                            42,228,699         404,298,494

Shares repurchased                         (60,795,590)       (523,041,949)
---------------------------------------------------------------------------
Net decrease                               (18,566,891)      $(118,743,455)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,563,719       $  11,192,977
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,563,719          11,192,977

Shares repurchased                          (2,543,627)        (18,255,375)
---------------------------------------------------------------------------
Net decrease                                  (979,908)      $  (7,062,398)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,158,259       $ 102,924,915
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               963,548           9,905,276
---------------------------------------------------------------------------
                                            12,121,807         112,830,191

Shares repurchased                         (11,140,994)       (100,732,931)
---------------------------------------------------------------------------
Net increase                                   980,813       $  12,097,260
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,023,621        $  7,454,553
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,023,621           7,454,553

Shares repurchased                          (1,990,228)        (14,418,265)
---------------------------------------------------------------------------
Net decrease                                  (966,607)       $ (6,963,712)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,356,991        $ 21,683,567
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,119,075          11,459,328
---------------------------------------------------------------------------
                                             3,476,066          33,142,895

Shares repurchased                          (3,601,753)        (32,093,838)
---------------------------------------------------------------------------
Net increase (decrease)                       (125,687)       $  1,049,057
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,863,689        $ 21,695,814
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,863,689          21,695,814

Shares repurchased                          (3,461,044)        (26,269,545)
---------------------------------------------------------------------------
Net decrease                                  (597,355)       $ (4,573,731)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,513,444        $106,882,674
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,507,033          37,665,530
---------------------------------------------------------------------------
                                            16,020,477         144,548,204

Shares repurchased                          (6,506,227)        (59,796,421)
---------------------------------------------------------------------------
Net increase                                 9,514,250        $ 84,751,783
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002 the Trustees approved the merger of Global Equity Fund and Global Growth and Income Fund into Global Growth Fund. The transaction is currently scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Paul Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA006-79298  005/882/907/513  6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Global Growth Fund
Supplement to Semiannual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                       NAV
6 months                                               0.14%
1 year                                               -22.14
5 years                                                6.78
Annual average                                         1.32
10 years                                              95.74
Annual average                                         6.95
Life of fund (since class A inception, 9/1/67)
Annual average                                         9.18

Share value:                                           NAV
10/31/01                                              $7.27
4/30/02                                               $7.28
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Distributions: The fund did not make any distributions during this period.
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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.